Exhibit 32.1

UNITED INSURANCE HOLDINGS CORP.

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT

In connection with the Quarterly Report on Form 10-Q of United Insurance Holdings Corp. for the quarter ended March 31, 2009 as filed with the Securities and Exchange Commission (the “Report”), I, Donald J. Cronin, Chief Executive Officer of United Insurance Holdings Corp. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of United Insurance Holdings Corp.

By:	/s/ Donald J Cronin
	Donald J. Cronin, Chief Executive Officer	May 13, 2009

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